UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K
___________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 31, 2010
Date of Report (Date of earliest event reported)

BELLTOWER ENTERTAINMENT CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52861	47-0926548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11684 Ventura Boulevard Suite 685 Studio City, CA 91604
(Address of principal executive offices) (Zip Code)

(877) 355-1388
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check  the  appropriate  box  below  of the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Effective at the close of business on July 31, 2010, Nina Yang resigned as an officer and director of the registrant.  The resignation was not the result of any disagreement with the registrant on any matter relating to the Company’s operations, policies or practices.  Nina Yang will continue to serve as a producer for the feature film “Little Treasure” currently to commence production in 2011.

Donald K. Bell, the former president and currently a member of the board of directors of registrant will serve as President and Chief Executive Officer until an industry successor is duly retained.  Donald K. Bell previously held the positions of former president, chief executive officer and chief financial officer.

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SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

BELLTOWER ENTERTAINMENT CORP.

Date: August 4, 2010	By:	/s/ Donald K. Bell
Donald K. Bell
President & CEO

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